EXHIBIT 10.145
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                        JOINDER AND FORBEARANCE AGREEMENT
                        ---------------------------------

         This Joinder and Forbearance Agreement (as the same may hereafter from time to time be amended, supplemented, or otherwise modified, the "Agreement") is made and dated as of this 26th day of September, 2000, by and among DISPLAY TECHNOLOGIES, INC., a Nevada corporation ("Display"), AD ART ELECTRONIC SIGN CORPORATION, a Florida corporation ("Ad Art"), CERTIFIED MAINTENANCE SERVICE, INC., a Florida corporation, DON BELL INDUSTRIES, INC., a Florida corporation ("Don Bell"), J.M. STEWART MANUFACTURING, INC., a Florida corporation, LA-MAN CORPORATION, a Nevada corporation ("La-Man"), J.M. STEWART CORPORATION, a Florida corporation, J.M. STEWART INDUSTRIES, INC., a Florida corporation, VISION TRUST MARKETING, INC., a Florida corporation, LOCKWOOD SIGN GROUP, INC., a Florida corporation ("Lockwood") (collectively, the foregoing entities shall be referred to as the "Original Borrowers"), HAMILTON DIGITAL DESIGNS, LTD., an Ontario (Canada) corporation ("Hamilton" and, together with the Original Borrowers, the "Borrowers"), and SOUTHTRUST BANK, a bank chartered under the laws of the State of Alabama and formerly doing business as SouthTrust Bank, National Association ("SouthTrust" or the "Bank").

                              W I T N E S S E T H:
                              --------------------


         A. Pursuant to that Loan and Security Agreement dated as of June 2, 1999 (the "Original Loan Agreement"), as amended by Amendment No. 1 to Loan and Security Agreement dated March 3, 2000 by and among the Bank and the Original Borrowers (the "Amendment" and, together with the Original Loan Agreement, the "Loan Agreement"), the Bank has extended the following credit facilities to the Original Borrowers:

                  1. A revolving loan in the maximum principal amount of $23,000,000.00 (the "Revolving Loan"), evidenced by that certain Amended and Restated Revolving Loan Promissory Note dated March 3, 2000 in the maximum principal amount of $23,000,000.00 made by the Original Borrowers to the order to SouthTrust (the "Revolving Note"). The Revolving Loan originally was limited to the maximum principal amount of $10,000,000.00 pursuant to that certain Loan and Security Agreement by and between Display Technologies, as Borrower, and SouthTrust, dated as of June 2, 1999 and that certain Revolving Loan Promissory Note dated June 2, 1999 in principal amount of $10,000,000, but was subsequently increased in March 2000 to a maximum principal amount of $23,000,000.00 pursuant to the Amendment;

                  2. A term loan in the original principal amount of $1,000,000.00 (the "Term Loan"), evidenced by that certain Term Promissory Note dated June 2, 1999 in the original principal amount of $1,000,000.00 made by Borrowers to the order of SouthTrust (the "Term Note");

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                  3. Irrevocable Letter of Credit # SB-1326 in amount of up to
         $2,500,000.00 dated August 1, 1997 issued by SouthTrust for the account of the Original Borrowers (the "1997 Letter of Credit"), securing $2,500,000.00 of Display's Variable/Fixed Rate Credit Enhanced Notes (the "1997 Demand Notes") issued pursuant to that certain Trust Indenture dated as of August 1, 1997; and

                  4. Irrevocable Letter of Credit # SB2128 in amount of up to $2,546,028.00 dated June 17, 1999 issued by SouthTrust for the account of the Original Borrowers (the "1999 Letter of Credit"), securing $2,500,000 of Display's Variable/Fixed Rate Credit Enhanced Notes (the "1999 Demand Notes") issued pursuant to that certain Trust Indenture dated as of June 2, 1999

(collectively, the "Loans"). Capitalized terms used but not defined herein shall have the same meanings assigned to such terms in the Loan Agreement.

         B. Pursuant to the Loan Agreement, each of the Original Borrowers has granted the Bank, as security for the Loans, a first-priority security interest in all of the Original Borrowers' Accounts, Documents, Instruments, Chattel Paper, General Intangibles, Equipment, Inventory, and the proceeds thereof (the "Personal Property Collateral").

         C. As additional security for the Loans, Ad Art executed and delivered to SouthTrust that certain Deed of Trust, Absolute Assignment of Leases and Rents, Security Agreement and Fixture Filing dated June 22, 1999 executed by Ad Art Electronic Sign Corporation, as Trustor, to Commonwealth Land Title Insurance Company, as Trustee, for benefit of SouthTrust, as beneficiary, and recorded on June 21, 1999 at 99080018 in Office of County Clerk of San Joacquin County, California (the "Ad Art Deed of Trust"), pursuant to which Ad Art granted SouthTrust a first mortgage lien on certain real property located in or around Stockton, California (the "Ad-Art Mortgaged Property").

         D. As additional security for the Loans, La-Man and Don Bell Industries executed and delivered to SouthTrust that certain Real Estate Mortgage and Security Agreement dated August 1, 1997 and recorded at Book 4230, Page 4153 on September 2, 1997 in the office of the Clerk of Court of Volusia County, Florida (the "La-Man/Don Bell Mortgage"), pursuant to which La-Man and Don Bell granted SouthTrust a first mortgage lien on certain real property located in Port Orange, Volusia County, Florida (the "La-Man/Don Bell Mortgaged Property").

         E. As additional security for the Term Loan, Display executed and delivered to SouthTrust that certain Mortgage and Security Agreement dated June 2, 1999 executed by Display in favor of SouthTrust and recorded on June 21, 1999 at Book 4447, Page 3893 in the office of the Clerk of Court of Volusia County, Florida (the "Display Mortgage"), pursuant to which Display granted SouthTrust a first mortgage lien on certain real property located in Volusia County, Florida (the "Display Mortgaged Property").


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         F. As additional security for the Loans, Display and La-Man executed and delivered to the Bank that certain Trademark Collateral Assignment dated June 2, 1999 (the "Display/La-Man Trademark Assignment"), pursuant to which Display and La-Man granted the Bank first-priority liens and security interests on certain trademarks and other intellectual property rights of the companies (collectively, the collateral described therein shall be referred to as the "Display/La-Man Trademarks").

         G. As additional security for the Loans, Display and Ad Art executed and delivered to the Bank that certain Trademark Collateral Assignment dated June 2, 1999 (the "Display/Ad Art Trademark Assignment"), pursuant to which Display and Ad Art granted the Bank first-priority liens and security interests on certain trademarks and other intellectual property rights of the companies (collectively, the collateral described therein shall be referred to as the "Display/Ad Art Trademarks").

         H. As additional security for the Loans, Display and La-Man executed and delivered to the Bank that certain Patent Collateral Assignment dated June 2, 1999, which document was duly recorded with the U.S. Patent and Trademark Office in or around June 1999 (the "Patent Assignment"), pursuant to which Display and La-Man granted the Bank first-priority liens and security interests on certain patents and other intellectual property rights of the companies (collectively, the collateral described therein shall be referred to as the "Patents").

         I. As additional security for the Loans, J. William Brandner, an officer and director of each of the Borrowers ("Mr. Brandner"), executed and delivered to the Bank that certain Assignment of Life Insurance Policy as Collateral dated June 26, 1999 (the "Life Insurance Assignment") in favor of SouthTrust regarding Federal Home Life Insurance Company policy number 4307007020 in the face amount of $1,000,000.00 owned by Mr. Brandner on his own life (the "Insurance Policy").

         J. All of the documents executed in connection with the Loans (including, without limitation, the Loan Agreement, the Revolving Note, the Term Note, the Display/La-Man Trademark Assignment, the Display/Ad Art Trademark Assignment, the Patent Assignment, the Ad Art Deed of Trust, the La-Man/Don Bell Mortgage, the Display Mortgage, and the Life Insurance Assignment) shall be referred to collectively hereinafter as the "Loan Documents".

         K. Pursuant to that certain Participation Agreement in Connection with a Financing Transaction between SouthTrust Bank, National Association, and Display Technologies, Inc. and its subsidiaries dated as of May 5, 2000 (the "Participation Agreement") between the Bank and The Banker's Bank (the "Participant"), the Participant purchased from the Bank a participation in the Revolving Loan.

         L. As of July 1, 2000, certain Events of Default more particularly described on Schedule 1 attached hereto had occurred under the Loan Agreement (the "Pre-July Events of Default").

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         M. Certain Events of Default more particularly described on Schedule 2 attached hereto have occurred on or after July 1, 2000 and are continuing Events of Default under the Loan Agreement (collectively, such Events of Default shall be referred to as the "Continuing Events of Default").

         N. As a result of the Events of Default under the Loan Agreement, the Bank has no obligation to make any further advances under the Loan Agreement and has the right under the Loan Documents to declare the unpaid balance of the Loans to be forthwith due and payable and to exercise such other rights and remedies available to the Bank under the Loan Documents and applicable law.

         O. Upon the written request of the Original Borrowers made in a letter dated on or about September 8, 2000 from Mr. Brandner to the Bank, and in order to preserve the Collateral, the Bank agreed to and did make an overadvance on the Revolving Loan in the amount of $473,000.00 on or about September 11, 2000 to cover the Original Borrowers' then due payroll. Also, upon the request of Original Borrowers, and in order to preserve the Collateral, the Bank agreed to and did make another overadvance on the Revolving Loan in the amount of $473,000.00 on or about September 25, 2000 to cover the Original Borrowers' then due payroll.

         P. Each of the Borrowers has requested that the Bank (1) waive compliance with certain financial covenants for the fiscal year ending June 30, 2000, (2) grant the Original Borrowers a waiver of the Pre-July Events of Default, (3) forbear for a limited period of time from exercising certain of its rights and remedies under the Loan Documents and applicable law as a result of the Continuing Events of Default, and (4) provide the Original Borrowers with additional revolving credit availability for a limited period of time, and the Bank is willing to do so, but only upon the terms, conditions, covenants and representations of the Borrowers contained herein.

         Q. Each of the Borrowers acknowledges and agrees that the forbearance by the Bank from the current exercise of certain of its rights and remedies as provided for in this Agreement shall result in a direct and tangible benefit to each and all of the Borrowers.

         NOW, THEREFORE, in consideration of the foregoing premises and the agreements and undertakings contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. ASSUMPTION OF INDEBTEDNESS BY HAMILTON. Hamilton hereby assumes direct liability, jointly and severally as a co-obligor with each other Borrower under the Loan Agreement, for all Obligations under or in connection with the Loan Agreement, including, without limitation, all Obligations for repayment of the Revolving Loan, the Term Loan, and for reimbursement of any draws made against the 1997 Letter of Credit and the 1999 Letter of Credit, and hereby acknowledges and agrees that all of Hamilton's assets are subject to valid and enforceable security interests in favor of the Bank, as Collateral securing the Obligations. In furtherance of the foregoing,

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and as further security for the prompt satisfaction of all Obligations, in addition to any other or further security provided under any of the Loan Documents, Hamilton hereby assigns and transfers to the Bank all of its right, title and interest in and to, and grants the Bank a lien upon and security interest in, all of the following property and rights of Hamilton, wherever located, whether now owned or hereafter acquired, together with all replacements therefor and proceeds (including, but without limitation, insurance proceeds) and products thereof (all of which shall constitute original Collateral under the Loan Agreement, as amended hereby): (i) Accounts and accounts receivable;
(ii) Chattel Paper; (iii) contracts; (iv) contract rights; (v) Documents; (vi) Equipment, including all trucks, automobiles, motor vehicles and machinery of all classes; (vii) fixtures; (viii) General Intangibles; (ix) Instruments; (x) Inventory, including all goods held for sale or lease or to be furnished under contracts of service, raw materials, work in process and materials to be used or consumed in Hamilton's business; (xi) furniture; (xii) patents, trademarks, copyrights and other intellectual property (including software) and all rights under licenses with respect to intellectual property of other Persons; (xiii) leasehold improvements; (xiv) interests in partnerships and joint ventures; (xv) rights as seller of goods and rights to returned or repossessed goods; and (xvi) all records pertaining to any of the Collateral. As further security for the prompt satisfaction of all Obligations, Hamilton hereby assigns, transfers and sets over to the Bank all of its right, title and interest in and to, and grants the Bank a lien on and a security interest in, all amounts that may be owing from time to time by the Bank to Hamilton in any capacity, including, but without limitation, any balance or share belonging to Hamilton of or with respect to any deposit or other account with the Bank, which lien and security interest shall be independent of any right of set-off which the Bank may have. Notwithstanding anything to the contrary herein, during the Agreement, (1) Hamilton shall not be obligated under the provisions of Sections 4.2 and 7.15 of the Loan Agreement to establish or maintain a Special Collection Account with the Bank and to make all of its deposits into such a Special Collection Account, and (2) none of the Collateral pledged by Hamilton to the Bank shall be included in calculating the Aggregate Loan Values under the Revolving Loan or in otherwise determining the availability under the Revolving Loan.

         2. ACKNOWLEDGMENTS BY BORROWERS. Each of the Borrowers acknowledges and agrees as follows:

                  a. ACKNOWLEDGMENT OF DEFAULT AND ENTITLEMENT TO PAYMENT. That
(i) on and as of the date hereof, each of the Term Loan and the Revolving Loan is in default; (ii) on and as of the date hereof, the Bank has the right to make demand upon each of the Borrowers for the payment in full of the Term Loan and the Revolving Loan, and that such demand for payment would be proper in all respects; and (iii) the Borrowers each waive any and all further notice, presentment, notice of dishonor or demand with respect to the indebtedness evidenced by the Loan Documents;

                  b. ACKNOWLEDGMENT OF INDEBTEDNESS TO SOUTHTRUST. That, as of September 26, 2000, (i) the Borrowers are indebted, jointly and severally, to the Bank under the Revolving Loan in the principal amount of $14,379,611.62, for accrued interest in the amount of $119,435.91, and for legal fees and other costs and expenses due under the Loan Documents relating to the Revolving Loan;
(ii) the Borrowers are indebted, jointly and severally, to the Bank under the Term Loan in the

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principal amount of $568,026.78, for accrued interest in the amount of
$4,512.66, and for legal fees and other costs and expenses due under the Loan Documents relating to the Revolving Loan; (iii) on and as of the date hereof, all of the foregoing amounts remain outstanding and unpaid; (iv) on and as of the date hereof, none of the Borrowers has any claim or counterclaim of any kind or nature against the Bank, relating to the Loans or otherwise; and (v) on and as of the date hereof, all such amounts are due and payable in full, without offset, deduction or counterclaim of any kind or character whatsoever, but are subject to increase as a result of any and all interest, fees and other charges which are or shall become due and payable to the Bank under the Loan Documents;

                  c. ACKNOWLEDGMENT OF INDEBTEDNESS DUE UNDER THE DEMAND NOTES. That, as of September 26, 2000, (i) the outstanding principal indebtedness due under the 1997 Demand Notes is $2,270,000.00, along with interest accrued at the contract rate from September 1, 2000 until the date hereof; (ii) the outstanding principal indebtedness due under the 1999 Demand Notes is $2,275,000, along with interest accrued at the contract rate from September 1, 2000 until the date hereof; (iii) the Borrowers are current on all payments of interest due under the 1997 Demand Notes and the 1999 Demand Notes; and (iv) to the extent any draws are made against the 1997 Letter of Credit or the 1999 Letter of Credit (together, the "Letters of Credit") and the Bank is required to fund such Letters of Credit, the Borrowers are liable, jointly and severally, to reimburse the Bank for all such amounts and all other fees and expenses due under the Loan Agreement and other Loan Documents;

                  d. ACKNOWLEDGMENT THAT LIABILITIES CONTINUE IN FULL FORCE AND EFFECT. That the Loan Documents and all other respective liabilities and obligations of the Borrowers to the Bank under the Loan Documents shall, except as expressly modified herein during the Forbearance Period (as hereinafter defined), remain in full force and effect, and shall not be released, impaired, diminished or in any other way modified or amended as a result of the execution and delivery of this Agreement or by the agreements and undertakings of the parties contained herein;

                  e. ACKNOWLEDGMENT OF LIENS ON COLLATERAL. That the Bank's security interests in and liens on the Personal Property Collateral, the Ad Art Mortgaged Property, the Display Mortgaged Property, the La-Man/Don Bell Mortgaged Property, the Trademarks, the Patents, the Life Insurance Policy, and any and all other Collateral, and any and all rents and proceeds therefrom, are and shall remain in full force and effect as security for all the indebtedness evidenced by the Loan Documents, and the same is hereby ratified and confirmed by the Borrowers in all respects;

                  f. ACKNOWLEDGMENT OF CROSS-DEFAULT OF LOANS. That (i) each of the Loans is and shall be cross-defaulted with the other Loans such that the occurrence of a default or Event of Default under any of the Loans is and shall be a default and Event of Default under all of the Loans and (ii) each of the Loans is and shall be cross-collateralized, such that any Collateral (other than the Display Mortgage Property which secures the repayment of only the Term Loan) securing any of such Loans shall secure the repayment of all of such Loans and such that the Bank shall have no obligation to release its liens on any of its collateral securing such Loans unless and until each of these Loans has been paid or otherwise satisfied in full;

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                  g. ACKNOWLEDGMENT OF NO COMMITMENT TO LEND. That, except as specifically provided in Section 7 of this Agreement, nothing contained in this Agreement does or shall, at any time, require Bank to make any further loans or other extensions of credit to any of the Borrowers;

                  h. ACKNOWLEDGMENT OF LIABILITY FOR LEGAL FEES AND COLLECTION COSTS. That, without limitation of the foregoing, the Borrowers are liable, jointly and severally, for all of the Bank's reasonable attorneys' fees and expenses and collection costs incurred in connection with the Loans through the date of this Agreement and are liable for all of the Bank's attorneys' fees and expenses and collection costs incurred after the date hereof; and

                  i. ACKNOWLEDGMENT OF BANK'S RIGHT TO ACCRUE AND COLLECT INTEREST AT THE DEFAULT RATE. That, as a result of the Pre-July Events of Default and the Continuing Events of Default, the Bank has a right under the Loan Agreement, the other Loan Documents and applicable law to accrue and collect interest on the unpaid principal balance of the Loans at the Default Rate provided for under the Loan Agreement.

         3. REPRESENTATIONS OF BORROWERS. In order to induce the Bank to enter into this Agreement, each of the Borrowers hereby makes the following representations and warranties to the Bank:

                  a. NO OTHER EVENTS OF DEFAULT. Except for those Pre-July Events of Default and Continuing Events of Default described above, the Borrowers have no knowledge of the occurrence of any other Events of Default under the Loan Agreement or of any facts, acts or omissions that might constitute or give rise to an Event of Default under the Loan Agreement;

                  b. NO OTHER UNENCUMBERED ASSETS. Other than the Collateral and the Additional Collateral (as such term is described below), the Borrowers do not own any other assets that are not presently encumbered by liens, mortgages, security interests, or assignments in favor of any party.

                  c. LIST OF SUBSIDIARIES. The Borrowers do not hold any stock, membership units, partnership interests, or other equity interest in any companies, corporations, partnerships, limited liability entities, or other business entities except as expressly described on Exhibit A attached hereto.

                  d. LOCATION OF INVENTORY. Exhibit B attached hereto fully and accurately describes all locations at which any Inventory of the Borrowers with an aggregate cost of more than $50,000.00 is located as of the date of this Agreement; provided, however, that such list excludes items that are included as Inventory in calculating the Aggregate Loan Values, but which constitute "Unbilled Receivables." The term "Unbilled Receivables", as defined herein, means Goods shown in the Borrowers' accounting records as Inventory, but that are to a point in the production, shipping and installation process such that the Goods have been substantially converted into an Account, but

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for which invoices have not yet been issued by the Borrowers to the customers purchasing such Goods.

                  e. CORPORATE RELATIONSHIPS. The Borrowers represent and warrant to the Bank (i) that Hamilton is a wholly-owned subsidiary of DTEK Signs, ULC, a Nova Scotia unlimited liability company ("DTEK Signs"), (ii) that DTEK Signs is a wholly-owned subsidiary of DTEK Canada, Inc., a Florida corporation ("DTEK Canada"), (iii) DTEK Canada is a wholly-owned subsidiary of Ad Art, and (iv) that each of the Original Borrowers, Hamilton, DTEK Signs, and DTEK Canada will derive a substantial, direct and tangible benefit as a result of the Bank entering into this Agreement

                  f. REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES IN LOAN DOCUMENTS. Each of the Original Borrowers hereby ratifies and reaffirms each of the representations and warranties made to the Bank in each of the Loan Documents, and avers that such representations and warranties remain true and correct as of the date of this Agreement. Hamilton adopts as its own each of the representations and warranties made by the Original Borrowers to the Bank in each of the Loan Agreement, except for those representations and warranties described in Schedules 1 and 2 attached to this Agreement and except for the representations and warranties made in Sections 5.3, 5.6, 5.7, 5.8 and 5.10(b) of the Loan Agreement, and avers that such representations and warranties are true and correct as of the date of this Agreement.

         4.       WAIVERS.

                  a. WAIVER OF COMPLIANCE WITH CERTAIN COVENANTS. Subject to the satisfaction of the terms and conditions set forth in Section 12 below, the Bank hereby waives compliance by the Original Borrowers with Sections 2.1(f), 4.2, 6.6, 6.7(a), 6.8, 6.14, 6.23(d), 6.23(d), 6.24, 6.26, 7.15, and 7.16 of the Loan
Agreement solely for the FYE June 30, 2000.

                  b. NO WAIVER OF CONTINUING EVENTS OF DEFAULT. Notwithstanding anything to the contrary herein, nothing in this Agreement or in any other document or instrument executed in connection herewith, is intended, or shall be deemed, to constitute a waiver of any of the Continuing Events of Default described on Schedule 2 attached hereto or the occurrence of any other Event of Default under the Loan Agreement.

         5.       FORBEARANCE BY BANK.

                  a. FORBEARANCE PERIOD. At the request of the Borrowers, and upon the terms and conditions set forth herein, Bank agrees to forbear from pursuing collection of the indebtedness due under the Loan Documents as a result of the defaults and the Continuing Events of Default existing under the Loan Documents, as of the date of this Agreement until the earliest to occur of the following times: (i) 2:00 p.m., central time, on Friday, October 31, 2000, (ii) the time at which any of the Borrowers fails to comply in any respect with any of the covenants to Bank set forth in this Agreement or the Borrowers' breach of any of the representations made herein; or (iii) the

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occurrence of any Event of Default under any of the Loan Documents (other than the continuation of the Continuing Events of Default described in this Agreement) (the period beginning on the date of this Agreement and terminating on the earliest of such dates being hereinafter referred to as the "Forbearance Period").

                  b. TERMINATION OF FORBEARANCE PERIOD. Upon the termination of the Forbearance Period pursuant to any of clauses (i) through (iii) of paragraph
a. above, all forbearances, deferrals and indulgences granted by Bank in paragraph a. above shall automatically terminate, and Bank shall thereupon have, and shall be entitled to exercise, any and all rights and remedies which it may have upon the occurrence of an Event of Default, including pursuing collection against the Borrowers, and the indebtedness evidenced by the Loan Documents shall become immediately due and payable, without further notice of any kind.

         6. ADDITIONAL COVENANTS OF THE BORROWERS DURING THE FORBEARANCE PERIOD. At all times during the Forbearance Period, and in order to induce the Bank to enter into this Agreement and as a condition to the continuation of the Forbearance Period pursuant to Section 5.a.(ii) hereof, the Borrowers, and each of them, covenant and agree as follows:

                  a. REAFFIRMATION OF COVENANTS MADE IN THE LOAN DOCUMENTS. Each of the Original Borrowers hereby ratifies and reaffirms each of its covenants made in the Loan Documents, except for those covenants described above that are in breach as of the date of this Agreement, and further ratifies and reaffirms his, her or its obligation to and agreement with the Bank to perform such covenants for the benefit of the Bank. Hamilton hereby adopts as its own each of those covenants made in the Loan Agreement by the Original Borrowers, except for those covenants described in Schedules 1 and 2 in breach as of the date of this Agreement and except for its covenants in Sections 6.2.1, 7.1, 7.2, 7.9 and 7.15, and covenants and agrees to the Bank that it will perform such covenants for the benefit of the Bank.

                  b. REPORTING.

                           i. ACCOUNTS RECEIVABLE AND INVENTORY REPORTS. The
Borrowers shall provide to the Bank, not later than the fourth business day of each week during the Forbearance Period, an accounts receivable aging report and an inventory report dated as of the last day of the immediately preceding week, in commercially reasonable form.

                           ii. YEAR-END REPORTS. The Borrowers, and each of
them, covenant and agree that they shall ensure that the Annual Report on Form 10k to be filed by Display for the year ending June 30, 2000 shall disclose (1) the occurrence of the Pre-July Events of Default and (2) that SouthTrust, at the request of the Borrowers, has agreed to waive such Pre-July Events of Default through and including July 1, 2000. The Borrowers shall furnish to Bank a copy of such Annual Report prior to the filing of such report with the Securities Exchange Commission.

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                           iii. FINANCIAL STATEMENTS. The Borrowers shall
provide to the Bank the financial reports described below as soon as possible, but at a minimum, by the dates set forth below:

      Draft June 30, 2000 Income Statements & Balance Sheet and
       July 31, 2000 Internal Financial Statements               Due on 10/06/00
      Final June 30, 2000 Financial Statements                   Due on 10/16/00
      August 31, 2000 Internal Financial Statements              Due on 10/23/00
      September 30, 2000 Internal Financial Statements           Due on 11/15/00
      All financial statements thereafter                     Due in accordance
                                                              with terms of Loan
                                                              Agreement

                  c. PAYMENTS ON TERM LOAN. Interest shall continue to accrue on the unpaid principal amount of the Term Loan at the Default Rate provided for under the Loan Agreement. During the Forbearance Period, the Borrowers shall pay to Bank, as and when due, all payments of principal and interest, accrued at the Default Rate under the Loan Agreement, due under the Term Loan.

                  c. BONUSES AND DIVIDENDS. Except for dividends payable on Display's outstanding Series A Convertible Preferred Stock not to exceed the total amount of $70,000.00, the Borrowers will not, during the Forbearance Period, pay any dividends, bonuses, or other distributions, nor increase salaries or other compensation to any officers or directors of any of the Borrowers.

                  e. SPECIAL COLLECTION ACCOUNT FOR LOCKWOOD. Lockwood (i) shall immediately establish a Special Collection Account or Accounts with the Bank and
(ii) shall use its best efforts to be in full compliance with all terms and conditions of the Loan Agreement regarding Special Collection Accounts, including, without limitation, the terms and conditions set forth in Sections
4.2 and 7.15 of the Loan Agreement, by no later than Friday, October 6, 2000, and, in any event, shall be in full compliance with all terms and conditions of the Loan Agreement regarding Special Collection Accounts by the end of the Forbearance Period.

                  f. PAYOFF OF LOANS. During the Forbearance Period, the Borrowers shall use their best efforts to negotiate and close a sale of the Borrowers' businesses, and/or a refinancing of the Loans and a release of the Letters of Credit, that will result in the payment and satisfaction of all the Loans and a release of the Letters of Credit, including, without limitation, the payment of all prepayment penalties and other charges that are or will become due under the Loan Agreement and other Loan Documents. The Borrowers shall provide promptly to the Bank copies of any and all offers that any of them receives for the purchase of substantially all of the assets of, or a controlling interest in, Display.

                  g. NO COMPROMISE OF ACCOUNTS OR CLAIMS. With respect to any account receivables or claims of the Borrowers in excess of $500,000.00, the Borrowers shall not compromise or settle such accounts or claims for a discount of more than ten percent (10%) of such account or claim without the prior written consent of the Bank.

                  h. CASH FLOW FORECAST. During the Forbearance Period, each Borrower will operate its businesses with respect to cash disbursements within the cash flow forecasts prepared by Borrowers attached hereto as Exhibit C (the "Cash Flow Forecasts").

                  i. PAYMENT OF LEGAL FEES. Upon the Borrowers' execution and delivery of this Agreement, and monthly thereafter, the Borrowers shall pay all of the reasonable legal fees and actual expenses incurred by both SouthTrust Bank and the Participant in connection with this Agreement, the Loan Agreement, the other Loan Documents, the Loans, and the transactions described herein. The Borrowers shall reimburse the Bank and the Participant, respectively, within five (5) business days of the Bank or the Participant, as the case may be, sending to the Borrowers its written request for payment of such fees and expenses.

                  j. PAYMENT OF HAMILTON LENDER'S LOAN. The Borrowers shall give the Bank at least two (2) days' advance written notice of the Borrowers' intention to pay or otherwise satisfy Hamilton's outstanding obligations to Royal Bank of Canada (the "Hamilton Lender"). The Borrowers shall immediately notify the Bank in writing of the Hamilton Lender's release of its liens on any of the Additional Collateral pledged by Hamilton to the Bank pursuant to this Agreement.

                  k. PROOF OF USE OF TRADEMARKS. The Borrowers shall file, by no later than October 6, 2000, with the U.S. Department of Commerce, Patent and Trademark Office, proof of use of any of the Borrowers' trademarks described in the Trademark Assignment, as amended pursuant to the amendment of even date herewith, that are in use or have been in use by the Borrowers and shall provide the Bank with a copy of any and all documents filed with such office in furtherance thereof.

         7.       ADVANCES ON THE REVOLVING LOAN DURING THE FORBEARANCE PERIOD.

                  a. MAXIMUM AMOUNT OF ADVANCES UNDER REVOLVING LOAN. During the Forbearance Period, and subject to the satisfaction of each of the conditions set forth in Section 12 below, the Bank shall continue to make advances to the Borrowers under the Revolving Loan in accordance with the terms of the Loan Agreement and the other Loan Documents; provided, however, that during the Forbearance Period, the term "Aggregate Loan Values", as used in the Loan Agreement, shall mean the lesser of (a) the sum of Twenty-Three Million and No/100 Dollars (U.S. $23,000,000.00) or (b) the sum of (i) the Loan Value of Accounts, plus (ii) the Loan Value of Inventory, plus (iii) Three Million Five Hundred Thousand and No/100 Dollars (U.S. $3,500,000.00). Except as specifically provided in Section 7.b below, the Borrowers ability to obtain advances on the Revolving Loan during the Agreement shall remain subject to all other conditions and restrictions set forth in the Loan Agreement.

                  b. NO OPTION OF BORROWER TO INCREASE LIMITATION ON AGGREGATE LOAN VALUES. During the Forbearance Period, the Borrower shall not have the right to exercise its option under Section 2.1(b) of the Loan Agreement to increase by $500,000.00, or any lesser amount, the limitation on Aggregate Loan Values.

                  c. USE OF REVOLVING LOAN PROCEEDS. The Borrowers covenant and agree that they shall use the proceeds of any and all advances and overadvances made by Bank on the Revolving Loan during the Agreement solely and strictly as provided in the Cash Flow Forecasts prepared by Borrowers attached hereto as Exhibit C.

                  d. CONVERSION OF REVOLVING LOAN INTO BASE RATE LOAN. Effective as of the date of this Agreement, the Revolving Loan shall be converted to a Base Rate Loan in accordance with Section 2.1(k) of the Loan Agreement.

         8. ADDITIONAL COLLATERAL FOR THE LOANS. As additional collateral for the repayment of each of the Loans, the Borrowers hereby pledge, assign, mortgage, lien, grant security interests in and to the following collateral (collectively, the "Additional Collateral"):

                  a. STOCK PLEDGES. All common stock, preferred stock, other stock and other equity interests owned, directly or indirectly, by any of the Borrowers in (a) Hamilton; (b) DTEK Canada, Inc., (c) DTEK Signs ULC, (d) Lockwood, and (e) AmeriVision Outdoor, Inc., all of which equity interests are specifically and completely described on Exhibit A attached hereto;

                  b. ASSETS OF HAMILTON. As more particularly set forth in
Section 1 above, all personal and real property interests of Hamilton, including, without limitation, all of its personal and real property, which property is more particularly described on Exhibit D attached hereto; provided, however, that the Borrowers and the Bank acknowledge and agree that (i) the lien on such assets shall be junior in priority only to the existing liens on such property granted by Hamilton to the Hamilton Lender and (ii) the Bank covenants and agrees that it shall not perfect its liens on such property subject to the liens of the Hamilton Lender until the earlier of (A) the date upon which the Borrowers advise the Bank, pursuant to Section 6.j. hereof, that the Borrowers intend to pay or otherwise satisfy the obligations of Hamilton to the Hamilton Lender; (B) the date upon which the Borrowers pay or otherwise satisfy the obligations of Hamilton to the Hamilton Lender (C) the date upon which the Hamilton Lender releases its liens on the Collateral pledged by Hamilton to the Bank; (D) the occurrence of an Event of Default under the Loan Agreement, as amended hereby, other than the continuance of a Continuing Event of Default; (E) the breach of any of the Borrowers' obligations under this Forbearance Agreement; and (F) the end of the Forbearance Period;

                  c. MOTOR VEHICLES. The Borrowers, and each of them, shall grant the Bank liens on all of their titled motor vehicles, which vehicles are fully and particularly described on Exhibit E attached hereto; and

                  d. AMENDMENT OF THE DISPLAY MORTGAGE. The Borrowers further agree to amend the Display Mortgage to provide specifically that the limitation on the amount of unpaid principal that may be recovered under such mortgage is increased from $345,000.00 to $568,026.78.

         9. ADDITIONAL EVENTS OF DEFAULT. In addition to the Events of Default stated in the Loan Agreement, it shall also be an "Event of Default" under the Loan Agreement and the other Loan Documents if a drawing is made on the Letters of Credit and the Borrowers shall fail to reimburse the Bank, in accordance with the terms of Section 2A.3 of the Loan Agreement, for the amount of such drawing.

         10. CONSENT TO RELIEF FROM STAY. EACH OF THE BORROWERS HEREBY AGREES THAT, IN CONSIDERATION OF THE RECITALS, WAIVERS, AND MUTUAL COVENANTS CONTAINED HEREIN, AND FOR OTHER GOOD AND VALUABLE CONSIDERATION, INCLUDING THE FORBEARANCE OF BANK FROM EXERCISING ITS RIGHTS AND REMEDIES OTHERWISE AVAILABLE TO IT UNDER THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, THE RECEIPT AND SUFFICIENCY OF WHICH ARE HEREBY ACKNOWLEDGED, IN THE EVENT ANY OF THE BORROWERS (BY ITS OWN ACTION, OR THE ACTION OF ANY OTHER PERSONS) SHALL, ON OR BEFORE THE DATE BANK IS PAID IN FULL ON THE INDEBTEDNESS AS EVIDENCED BY THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, (I) FILE WITH A BANKRUPTCY COURT OF COMPETENT JURISDICTION OR BE THE SUBJECT OF ANY PETITION FOR RELIEF UNDER TITLE 11 OF THE U.S. CODE (THE "BANKRUPTCY CODE"), AS AMENDED, OR ANY OTHERWISE APPLICABLE LAW OF ANY JURISDICTION, (II) BE THE SUBJECT OF ANY ORDER FOR RELIEF ISSUED UNDER THE BANKRUPTCY CODE, (III) FILE OR BE THE SUBJECT OF ANY PETITION SEEKING ANY REORGANIZATION, ARRANGEMENT, COMPOSITION, READJUSTMENT, LIQUIDATION, DISSOLUTION, OR SIMILAR RELIEF UNDER ANY PRESENT OR FUTURE FEDERAL OR STATE ACT OR LAW RELATING TO BANKRUPTCY, INSOLVENCY, OR OTHER RELIEF FOR DEBTORS, (IV) HAVE SOUGHT OR CONSENTED TO OR ACQUIESCED IN THE APPOINTMENT OF ANY TRUSTEE, RECEIVER, CONSERVATOR, LIQUIDATOR, (V) BE THE SUBJECT OF ANY ORDER, JUDGMENT OR DECREE ENTERED BY ANY COURT OR COMPETENT JURISDICTION APPROVING A PETITION FILED AGAINST SUCH PARTY FOR ANY REORGANIZATION, ARRANGEMENT, COMPOSITION, READJUSTMENT, LIQUIDATION, DISSOLUTION, OR SIMILAR RELIEF UNDER ANY PRESENT OR FUTURE FEDERAL OR STATE ACT OR LAW RELATING TO BANKRUPTCY, INSOLVENCY, OR RELIEF FOR DEBTORS, BANK SHALL THEREUPON BE ENTITLED TO RELIEF FROM ANY AUTOMATIC STAY IMPOSED BY SECTION 362 OF BANKRUPTCY CODE, OR OTHERWISE, ON OR AGAINST THE EXERCISE OF THE RIGHTS AND REMEDIES OTHERWISE AVAILABLE TO BANK AS PROVIDED IN THE LOAN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS HEREBY AMENDED, AND AS OTHERWISE PROVIDED BY LAW, INCLUDING, WITHOUT LIMITATION, ITS RIGHT TO FORECLOSE UPON AND REPOSSESS THE COLLATERAL AND THE ADDITIONAL COLLATERAL, AND EACH OF THE BORROWERS HEREBY WAIVES THE BENEFITS OF SUCH AUTOMATIC STAY AND CONSENTS AND AGREES TO RAISE NO OBJECTION TO ANY REQUEST MADE BY BANK FOR SUCH RELIEF.

         11. RELEASE. EACH OF THE BORROWERS HEREBY RELEASES, ACQUITS, AND FOREVER DISCHARGES BANK, AND EACH AND EVERY PAST AND PRESENT SUBSIDIARY, AFFILIATE, STOCKHOLDER, OFFICER, DIRECTOR, AGENT, SERVANT, EMPLOYEE, REPRESENTATIVE, AND ATTORNEY OF BANK, AND THE BANK'S PARTICIPANT IN THE REVOLVING LOAN, THE BANKER'S BANK (THE "PARTICIPANT"), AND EACH AND EVERY PAST AND PRESENT SUBSIDIARY, AFFILIATE, STOCKHOLDER, OFFICER, DIRECTOR, AGENT, SERVANT, EMPLOYEE, REPRESENTATIVE, AND ATTORNEY OF THE PARTICIPANT, FROM ANY AND ALL CLAIMS, CAUSES OF ACTION, SUITS,

DEBTS, LIENS, OBLIGATIONS, LIABILITIES, DEMANDS, LOSSES, COSTS AND EXPENSES (INCLUDING ATTORNEYS' FEES) OF ANY KIND, CHARACTER, OR NATURE WHATSOEVER, KNOWN OR UNKNOWN, FIXED OR CONTINGENT, WHICH ANY OF THE OBLIGORS MAY HAVE OR CLAIM TO HAVE NOW OR WHICH MAY HEREAFTER ARISE OUT OF OR CONNECTED WITH ANY ACT OF COMMISSION OR OMISSION OF BANK OR PARTICIPANT, EXISTING OR OCCURRING PRIOR TO THE DATE OF THIS AGREEMENT OR ANY INSTRUMENT EXECUTED PRIOR TO THE DATE OF THIS AGREEMENT INCLUDING, WITHOUT LIMITATION, ANY CLAIMS, LIABILITIES OR OBLIGATIONS ARISING WITH RESPECT TO THE LOAN AGREEMENT OR ANY OF THE LOAN DOCUMENTS. THE PROVISIONS OF THIS SECTION SHALL BE BINDING UPON EACH OF THE BORROWERS, AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS, AND SHALL INURE TO THE BENEFIT OF BANK, THE PARTICIPANT, AND THEIR RESPECTIVE SUCCESSORS AND ASSIGNS.

         12. CONDITIONS PRECEDENT. The obligations of the Bank under Sections 4, 5 and 7 of this Agreement, and the enforceability of the terms and conditions of Sections 4, 5 and 7 of this Agreement against the Bank, are conditioned expressly upon the satisfaction of the following conditions:

         a. The Borrowers each shall have delivered or caused to be delivered to Bank the following documents and instruments, all of which shall be satisfactory in form and substance to Bank and its counsel:

                  i. this Agreement executed by each of the Borrowers, along with all of the Exhibits to this Agreement;

                  ii. certified management representations that all tax obligations of the Borrowers have been paid;

                  iii. proof satisfactory to the Bank that all of the Borrowers are in good standing and existence and that each of them is authorized to enter into the transactions described herein;

                  iv. such security documents, duly-executed by the Borrowers, as necessary for the Bank to obtain perfected security interests and liens in all of the Collateral and the Additional Collateral; and

                  v. delivery to Bank of certificates or other documents evidencing the Borrowers' ownership interests in (1) Hamilton, (2) DTEK Canada, (3) DTEK Signs, (4) Lockwood, and (5) AmeriVision Outdoor, Inc.

         b. the Borrowers shall have paid in cash all the reasonable legal fees and expenses (including, without limitation, any and all recording costs) of both the Bank and the Participant incurred through the date on which the Borrowers sign and deliver this Agreement to the Bank;

         c.       the receipt by Bank of the Participant's written consent to
                  (i) the waiver of the Pre- July Events of Default, (ii) the making of the advances under the Revolving Loan Agreement during the Forbearance Period under the terms and conditions of this Agreement, and (iii) such other transactions contemplated by this Agreement as may require the prior written consent of the Participant under the Participation Agreement;

         d. except as referenced in Schedules 1 and 2 attached hereto, all representations and warranties of the Original Borrowers to the Bank set forth herein, in the Loan Agreement or other Loan Documents, or in any other agreement between the Original Borrowers and the Bank relating hereto shall be accurate and complete in all respects on and as of the date of this Agreement.

         13.      MISCELLANEOUS.

                  a. SCOPE OF AGREEMENT. Except as expressly modified by this Agreement, the provisions of the Loan Agreement and other Loan Documents shall remain in full force and effect. Nothing contained in this Agreement shall be construed to impair the security of the Bank under the Loan Agreement and other Loan Documents, nor affect or impair any rights or powers that the Bank may have under the Loan Agreement and other Loan Documents in case of the Borrowers' nonperformance of the terms, provisions and covenants contained in this Agreement or in the case of the occurrence of an Event of Default other than the Continuing Events of Default specified in the recitals to this Agreement. All agreements of and undertakings by the Borrowers pursuant to this Agreement are intended to be cumulative with any other agreements or undertakings by the Borrowers under the Loan Agreement and other Loan Documents and are not intended to limit the generality of any such agreement or undertaking. Each of the Borrowers hereby ratifies and confirms the validity and effectiveness of the Loan Agreement and other Loan Documents as modified by this Agreement. This Agreement constitutes the entire agreement of the parties and may only be amended pursuant to a writing signed by all of the parties hereto.

                  b. NO WAIVER. Except as specifically provided in Section 4 above, this Agreement is not intended to operate as, and shall not be construed as, a waiver of any Continuing Event of Default or other Event of Default, whether known to Bank or unknown, as to which all rights of Bank shall remain reserved.

                  c. GOVERNING LAW. This Agreement shall be governed by, and shall be construed in accordance with, the laws of the State of Florida, without regard to principles governing conflicts of law, and all applicable laws of the United States of America.

                  d. WAIVER OF RIGHT TO JURY TRIAL. THE PARTIES DESIRE TO AVOID THE ADDITIONAL TIME AND EXPENSE RELATED TO A JURY TRIAL OF ANY DISPUTES ARISING UNDER THIS AGREEMENT, THE DISCUSSIONS AND NEGOTIATIONS LEADING UP TO THIS AGREEMENT, THE LOAN AGREEMENT OR THE OTHER LOAN DOCUMENTS. ACCORDINGLY, WITH RESPECT TO ANY SUCH DISPUTE, THE

BANK AND THE BORROWERS EACH HEREBY WAIVE THEIR RIGHT TO A TRIAL BY JURY AND CONSENT TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY THE JUDGE OF A COURT OF COMPETENT JURISDICTION. THE PARTIES ACKNOWLEDGE AND AGREE THAT THIS WAIVER IS KNOWINGLY, FREELY AND VOLUNTARILY GIVEN, IS MADE AFTER OPPORTUNITY TO CONSULT WITH COUNSEL ABOUT THIS WAIVER, AND IS IN THE BEST INTERESTS OF EACH PARTY.

                  e. COUNTERPARTS. This Agreement may be executed in multiple counterparts, each of which shall be an original and all of which, taken together, shall constitute but one and the same agreement among the parties.

                  f. BINDING NATURE. Subject to the terms and conditions of
Section 12 of this Agreement, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                  g. CAPTIONS. The captions to the sections and paragraphs of the Agreement are for the convenience of the parties only, and are not a part of this Agreement.

                  h. TIME OF THE ESSENCE. Time is of the essence under this Agreement.

                  i. NO RELEASE OF BORROWERS. Nothing herein is, or shall be construed as, a release of any of the Borrowers' obligations and liabilities to the Bank under the Loan Documents or of any of the Collateral and Additional Collateral securing the Borrowers' obligations to the Bank.

                  k. FURTHER DOCUMENTS. Each of the Borrowers agrees to execute and deliver, or cause to be executed and delivered, to Bank from time to time such additional confirmatory or supplementary agreements, notices or other documents, instruments or agreements as Bank may, in its sole discretion, request which are in Bank's judgment necessary or desirable to obtain for Bank the benefit of this Agreement.

                  l. INTERPRETATION. This Agreement shall be construed to liberally effectuate the rights and remedies of the parties hereto as expressed herein, and neither such principle of interpretation nor the express language of this Agreement shall be impaired or adversely affected by any instruments and documents executed in connection herewith. The deletion of any provision from a prior draft of this Agreement shall not and shall not be deemed to constitute (and shall not be used as) evidence of any fact or interpretation, since the parties may disagree as to the meaning and effect of such a deletion, as no prior draft of this Agreement shall be admissible as evidence of the meaning of this Agreement. Should any provision of this Agreement, the Loan Agreement, or any of the other Loan Documents require judicial interpretation, it is agreed that a court interpreting or construing same shall not apply a presumption that the terms hereof shall be more strictly construed against one party by reason of the rule of construction that a document is to be construed more strictly against the party who itself or through its agent prepared the same, it being agreed that all parties hereto have participated in the preparation hereof and of the Loan Agreement and other Loan Documents.

                  m. NO COURSE OF CONDUCT. At no time shall the prior or subsequent course of conduct by any of the Borrowers or Bank directly or indirectly limit, impair or otherwise adversely affect any of the parties' rights or remedies in connection with this or any of the instruments and documents executed in connection herewith, since the parties hereto agree that this Agreement shall only be amended by written instruments executed by the parties, as provided herein.

                  n. NO THIRD PARTIES BENEFITTED. This Agreement is made and entered into for the protection and benefit of the parties hereto, the Participant, and their respective successors and assigns, and no other person or entity shall be a direct or indirect beneficiary of or have any direct or indirect cause of action or claim in connection with this Agreement, the Loan Agreement, or any of the other Loan Documents.

                  o. NO FURTHER COMMITMENT. Without limiting the foregoing, each of the Borrowers expressly acknowledges that (i) the Bank has not made and is not making any commitment for, and that there is no understanding, explicit or implicit, relating to, or affecting, financing for any time beyond the end of the Forbearance Period, and (ii) the Bank has made no commitment with respect to, and there is no understanding, explicit or implicit, relating to or affecting the terms of any further restructure or workout of the Loans other than as expressly provided in this Agreement.

                  p. LIMITED RELATIONSHIPS. Neither Bank nor any representative of Bank at any time has agreed or consented to being an agent, principal, business associate or participant, joint venturer, partner or alter ego of any of the Borrowers or any of their affiliates, and no such relationship is contemplated. No person except employees of the Bank and the Bank's counsel has at any time been directly or indirectly authorized by the Bank to directly or indirectly represent, speak or act for or on behalf of the Bank with respect to any matter whatsoever related to, arising out of or connected with this Agreement or any other matter or contract.

                  IN WITNESS WHEREOF, the parties have hereunto set their hands and seals effective as of the date first above written.


                                       DISPLAY TECHNOLOGIES, INC.

                                       ----------------------------------
                                       By: J. William Brandner
                                       Its:  President / Chief Executive Officer


                                       AD ART ELECTRONIC SIGN CORPORATION

                                       ----------------------------------
                                       By:      J. William Brandner
                                       Its:     Chairman


                                       CERTIFIED MAINTENANCE SERVICE, INC.

                                       ----------------------------------
                                       By:      J. William Brandner
                                       Its:     Chairman


                                       DON BELL INDUSTRIES, INC.

                                       ----------------------------------
                                       By:      J. William Brandner
                                       Its:     Chairman


                                       J.M. STEWART MANUFACTURING, INC.

                                       ----------------------------------
                                       By:      J. William Brandner
                                       Its:     Chairman


                                       LA-MAN CORPORATION

                                       ----------------------------------
                                       By:      J. William Brandner
                                       Its:     Chairman

                                       J.M. STEWART CORPORATION

                                       ----------------------------------
                                       By:      J. William Brandner
                                       Its:     Vice-President


                                       J.M. STEWART INDUSTRIES, INC.

                                       ----------------------------------
                                       By:      J. William Brandner
                                       Its:     Vice-President


                                       VISION TRUST MARKETING, INC.

                                       ----------------------------------
                                       By:      J. William Brandner
                                       Its:     President


                                       LOCKWOOD SIGN GROUP, INC.

                                       ----------------------------------
                                       By:      J. William Brandner
                                       Its:     Chairman


                                       HAMILTON DIGITAL DESIGNS, LTD.

                                       ----------------------------------
                                       By:
                                           ------------------------------
                                       Its:
                                           ------------------------------

                                       SOUTHTRUST BANK

                                       ----------------------------------
                                       By
                                          -------------------------------
                                       Its
                                            -----------------------------

STATE OF _____________                      )
                                            :
                             COUNTY         )
----------------------------


                  I, the undersigned, a notary public in and for said county in said state, hereby certify that J. William Brandner, whose name as President and Chief Executive Officer of Display Technologies, Inc., a Florida corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

                  Given under my hand and official seal this day of , 2000.


                                           -------------------------------------
                                                       Notary Public

[NOTARIAL SEAL]                            My commission expires:
                                                                 ---------------




STATE OF _____________                      )
                                            :
                             COUNTY         )
----------------------------


                  I, the undersigned, a notary public in and for said county in said state, hereby certify that J. William Brandner, whose name as Chairman of Ad Art Electronic Sign Corporation, a Florida corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

                  Given under my hand and official seal this day of , 2000.



                                           -------------------------------------
                                                       Notary Public

[NOTARIAL SEAL]                            My commission expires:
                                                                 ---------------

STATE OF _____________                      )
                                            :
                             COUNTY         )
----------------------------


                  I, the undersigned, a notary public in and for said county in said state, hereby certify that J. William Brandner, whose name as Chairman of Certified Maintenance Service, Inc., a Florida corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

                  Given under my hand and official seal this day of , 2000.



                                           -------------------------------------
                                                       Notary Public

[NOTARIAL SEAL]                            My commission expires:
                                                                 ---------------



STATE OF _____________                      )
                                            :
                             COUNTY         )
----------------------------


                  I, the undersigned, a notary public in and for said county in said state, hereby certify that J. William Brandner, whose name as Chairman of Don Bell Industries, Inc., a Florida corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

                  Given under my hand and official seal this day of , 2000.



                                           -------------------------------------
                                                       Notary Public

[NOTARIAL SEAL]                            My commission expires:
                                                                 ---------------

STATE OF _____________                      )
                                            :
                             COUNTY         )
----------------------------


                  I, the undersigned, a notary public in and for said county in said state, hereby certify that J. William Brandner, whose name as Chairman of J.M. Stewart Manufacturing, Inc., a Florida corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

                  Given under my hand and official seal this day of , 2000.



                                           -------------------------------------
                                                       Notary Public

[NOTARIAL SEAL]                            My commission expires:
                                                                 ---------------



STATE OF _____________                      )
                                            :
                             COUNTY         )
----------------------------


                  I, the undersigned, a notary public in and for said county in said state, hereby certify that J. William Brandner, whose name as Chairman of La-Man Corporation, a Florida corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

                  Given under my hand and official seal this day of , 2000.



                                           -------------------------------------
                                                       Notary Public

[NOTARIAL SEAL]                            My commission expires:
                                                                 ---------------

STATE OF _____________                      )
                                            :
                             COUNTY         )
----------------------------


                  I, the undersigned, a notary public in and for said county in said state, hereby certify that J. William Brandner, whose name as Vice-President of J.M. Stewart Corporation, a Florida corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

                  Given under my hand and official seal this day of , 2000.



                                           -------------------------------------
                                                       Notary Public

[NOTARIAL SEAL]                            My commission expires:
                                                                 ---------------



STATE OF _____________                      )
                                            :
                             COUNTY         )
----------------------------


                  I, the undersigned, a notary public in and for said county in said state, hereby certify that J. William Brandner, whose name as Vice-President of J.M. Stewart Industries, Inc., a Florida corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

                  Given under my hand and official seal this day of , 2000.



                                           -------------------------------------
                                                       Notary Public

[NOTARIAL SEAL]                            My commission expires:
                                                                 ---------------

STATE OF _____________                      )
                                            :
                             COUNTY         )
----------------------------


                  I, the undersigned, a notary public in and for said county in said state, hereby certify that J. William Brandner, whose name as President of Vision Trust Marketing, Inc., a Florida corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

                  Given under my hand and official seal this day of , 2000.



                                           -------------------------------------
                                                       Notary Public

[NOTARIAL SEAL]                            My commission expires:
                                                                 ---------------



STATE OF _____________                      )
                                            :
                             COUNTY         )
----------------------------


                  I, the undersigned, a notary public in and for said county in said state, hereby certify that J. William Brandner, whose name as Chairman of Lockwood Sign Group, Inc., a Florida corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

                  Given under my hand and official seal this day of , 2000.



                                           -------------------------------------
                                                       Notary Public

[NOTARIAL SEAL]                            My commission expires:
                                                                 ---------------

STATE OF _____________                      )
                                            :
                             COUNTY         )
----------------------------


                  I, the undersigned, a notary public in and for said county in said state, hereby certify that J. William Brandner, whose name as ______________ of Hamilton Digital Designs, Ltd., a Florida corporation, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of said instrument, he, as such officer and with full authority, executed the same voluntarily for and as the act of said corporation.

                  Given under my hand and official seal this day of , 2000.



                                           -------------------------------------
                                                       Notary Public

[NOTARIAL SEAL]                            My commission expires:
                                                                 ---------------



STATE  OF _____________             )
                                    :
______________ COUNTY               )


                  I, the undersigned, a Notary Public in and for said County in said State, hereby certify that , whose name as of SOUTHTRUST BANK, is signed to the foregoing instrument, and who is known to me, acknowledged before me on this day that, being informed of the contents of the instrument, he as such officer, and with full authority, executed the same voluntarily for and as the act of said corporation.

                  Given under my hand and seal of office this _____ day
 of _________   , 2000.



                                           -------------------------------------
                                                       Notary Public

[NOTARIAL SEAL]                            My commission expires:
                                                                 ---------------

                                   SCHEDULE 1

                           PRE-JULY EVENTS OF DEFAULT

         1. The failure of the Borrowers to maintain at all times a Fixed Charge Coverage of not less than 1.1 to 1.0 during FYE June 30, 2000, as required by Section 6.23(c) of the Loan Agreement;

         2. The failure of the Borrowers to maintain at all times a Funded Debt to EBITDA of not more than 4.0 to 1.0 during FYE June 30, 2000, as required by Section 6.23(d) of the Loan Agreement;

         3. The failure of the Borrowers during FYE June 30, 2000 to provide the Bank with physical inventory listings as they were prepared as required by Section 6.24 of the Loan Agreement.

         4. The failure of the Borrowers to complete timely the improvements on the Florida Real Estate, as required by
                  Section 6.26 of the Loan Agreement.

         5. The failure of the Borrowers to provide the Bank with a listing of the Borrowers' contingent liabilities during FYE June 30, 2000, as required by Section 6.6 of the Loan Agreement.

         6. The failure of the Borrowers to provide the Bank with certificates from the Chief Financial Officer of Display attesting to the correctness of the financial statements provided to the Bank during FYE June 30, 2000, as required by
                  Section 6.6 of the Loan Agreement.

         7. The failure of the Borrowers to provide the Bank with the certificates from the President and Chief Financial Officer of Display during FYE June 30, 2000, as required by Section 6.7(a) of the Loan Agreement.

         8. The failure of the Borrowers during FYE June 30, 2000 to provide timely to the Bank the monthly collateral reports as required by Section 6.8 of the Loan Agreement.

         9. The failure of the Borrowers to timely advise the Bank of any change in the location of the Bank's Collateral as required by
                  Section 6.14 of the Loan Agreement;

         10. The failure of Lockwood to maintain a Special Collection Account or Accounts with the Bank and to deposit all proceeds of the Collateral therein, as required by Sections 4.2 and
                  7.15 of the Loan Agreement;

         11. The Borrowers' making of certain payments on Subordinated Debt in violation of Section 7.16 of the Loan Agreement.

                                   SCHEDULE 2

                          CONTINUING EVENTS OF DEFAULT

         1. The failure of Borrowers to timely provide the Bank with unaudited monthly financial statements for the months of June 2000 and July 2000 in accordance with Section 6.6 of the Loan Agreement.

         2. The failure of the Borrowers to maintain, at all times since July 1, 2000, a Fixed Charge Coverage of not less than 1.1 to 1.0, as required by Section 6.23(c) of the Loan Agreement;

         3. The failure of the Borrowers to maintain, at all times since July 1, 2000, a Funded Debt to EBITDA of not more than 4.0 to
                  1.0 during FYE June 30, 2000, as required by Section 6.23(d) of the Loan Agreement;

         4. The failure of the Borrowers to provide the Bank with physical inventory listings as they were prepared, as required by
                  Section 6.24 of the Loan Agreement.

         5. The failure of the Borrowers to complete timely the improvements on the Florida Real Estate, as required by
                  Section 6.26 of the Loan Agreement.

         6. The failure of the Borrowers to provide the Bank with a listing of the Borrowers' contingent liabilities, as required by Section 6.6 of the Loan Agreement.

         7. The failure of the Borrowers to provide the Bank with certificates from the Chief Financial Officer of Display attesting to the correctness of the financial statements provided to the Bank, as required by Section 6.6 of the Loan Agreement.

         8. The failure of the Borrowers to provide the Bank with the certificates from the President and Chief Financial Officer of Display, as required by Section 6.7(a) of the Loan Agreement.

         9. The failure of the Borrowers to provide timely to the Bank the monthly collateral reports as required by Section 6.8 of the Loan Agreement.

         10. The failure of the Borrowers to timely advise the Bank of any change in the location of the Bank's Collateral as required by
                  Section 6.14 of the Loan Agreement;

         11. The failure of Lockwood to maintain a Special Collection Account or Accounts with the Bank and to deposit all proceeds of the Collateral therein, as required by Sections 4.2 and
                  7.15 of the Loan Agreement;

         12. The Borrowers' making of certain payments on Subordinated Debt in violation of Section 7.16 of the Loan Agreement;

         13. The Borrowers' failure to provide the Bank with periodic reports accurately reflecting the Original Borrowers' Eligible Inventory and Eligible Accounts as required by Section 6.8 of the Loan Agreement, which failure has resulted in the principal amount of the Revolving Loan exceeding the Aggregate Loan Values (the "Overadvance"); and

         14. The Original Borrowers' failure to repay immediately to Bank the amount of the Overadvance as required by Section 2.1(f) of the Loan Agreement.

                                    EXHIBIT A
                                    ---------


                    LIST OF STOCKS AND OTHER EQUITY INTERESTS

                                 (See Attached)

                                    EXHIBIT B
                                    ---------


                               INVENTORY LOCATIONS

                                 (See Attached)

                                    EXHIBIT C
                                    ---------


                               CASH FLOW FORECASTS

                                 (See Attached)

                                    EXHIBIT D
                                    ---------


                    ASSETS OF HAMILTON DIGITAL DESIGNS, LTD.

                                 (See Attached)

                                    EXHIBIT E
                                    ---------


                             LIST OF MOTOR VEHICLES

                                 (See Attached)